Exhibit 10.6

English Translation for Reference Purpose Only

Long-term Wafer Supplying

and Prepayment Agreement

between

M. Setek Co., Ltd.

and

JingAo Solar Co., Ltd.

December 9, 2006

English Translation for Reference Purpose Only

The Agreement on Long-Term Supply of Monocrystal Silicon Wafers and Prepayment (hereinafter referred to as the “Agreement”) is hereby made and entered into by and between M.SETEK Co., Ltd. (hereinafter referred to as “Seller”) and JingAo Solar Co., Ltd. (hereinafter referred to as “Buyer”), and shall become effective immediately after the Agreement is signed by both Parties.

Subject to the terms and conditions of this Agreement, Buyer agrees to purchase, and Seller agrees to supply, the products as described below (hereinafter referred to as “Product(s)”).

1.	Product: monocrystal silicon wafers for solar cells. Product size: 125X125 (Parameter specification is attached hereto). Product specifications may be adjusted accordingly after negotiations between both Parties. Buyer guarantees that it will use Products for production purpose only and shall not use them for resale.

2.	Prepayment: Buyer agrees to pay Seller one hundred million US dollars (USD 100,000,000.00), as a prepayment for future deliveries under the long-term cooperation between both Parties from July 2007 to December 2011. Such prepayment shall be made within the second quarter of 2007.

3.	Price, Quantity, and Total Amount: See the exhibit attached hereto.

Price hereunder is a Price FOB Japan Port, and will be annually negotiated between both Parties according to the then economic condition.

4.	Method of Payment: Upon each delivery, a refund of prepayment shall be made as one dollar per wafer. Buyer shall, one week before dispatch of goods, make the remaining payment for the delivery, and any delay in payment will result in delay in delivery.

5.	Term: This Agreement shall become effective immediately, after it is signed and the prepayment of one hundred million US dollars is paid off. Once effective, this Agreement shall continue to be effective until December 2011. This Agreement shall not be terminated early except as provided below.

6.	Default: During the term of this Agreement, Buyer shall make the prepayment on time, and any delay in payment will cause Buyer to incur a penalty in the amount equal to 0.5 percent of the value of goods for each month delinquent. Seller shall deliver the ordered goods on schedule, and any delay in delivery will cause Seller to incur a penalty in the amount equal to 0.5 percent of the value of goods for each month delinquent.

7.	Termination: This Agreement may be terminated early if the following conditions are satisfied:

In case of termination by Buyer: Buyer may terminate this Agreement before the expiry hereof, if:

(1)	the quantity of Products provided by Seller fails to satisfy the Buyer’s order quantity; or

(2)	the quality of Products provided by Seller fails to meet the quality standards agreed upon by both Parties;

(3)	Buyer is required to notify Seller in writing of the failure above; and

English Translation for Reference Purpose Only

(4)	Seller fails to remedy the failure within sixty days after receipt of the written notice of the failure.

In case of termination by Seller: Seller may terminate this Agreement, if Buyer fails to make payment and fails to remedy the failure within sixty days after receipt of written notice of the failure.

8.	The Parties will, according to the expansion of production by Seller and each Party’s satisfaction over cooperation, sign a separate contract for supply of silicon wafers and prepayment for a second term during the term of this Agreement or six months before the expiry of this Agreement.

Buyer:		Seller:

JingAo Solar Co., Ltd.		M. Setek Co., Ltd.

By:	/s/ Jing Bao Fang	By:	/s/ Ritsuo Matsumiya
	Jin Bao Fang		Ritsuo Matsumiya

Date: December 9, 2006		Date: December 9, 2006

English Translation for Reference Purpose Only

Exhibit	2006.12.09

Wafer Supplying plan from M.SETEK to Jing Ao Solar Co. Ltd

Supplying Time table	Monthly supply (pcs)	Months	Total supplying wafer (pcs)	Price/pc (U$)	Total Value USD
2007.7-2007.12	100,000	6	600,000	5	3,000,000.00
2008.01-2008.6	500,000	6	3,000,000	5	15,000,000.00
2008.07-2009.06	1,500,000	12	18,000,000	5	90,000,000.00
2009.7-2010.6	3,000,000	12	36,000,000	5	180,000,000.00

2010.7-2011.6	3,000,000	12	36,000,000	5	180,000,000.00
2011.7-2011.12	3,000,000	6	18,000,000	5	90,000,000.00

Total			111,600,000		558,000,000.00

Specs:	Thickness:	220um, ±25um
	Size	125X125cm, ±0.4mm
	Diameter	165mm, ±0.3mm
	Resistivity	0.5-3ohm.cm
	Oi	<8.5x10E17
	Cs	<5x10E16
	Life time	>5us.
	TTV	<50um
	Surface	clean

English Translation for Reference Purpose Only

Long-term Wafer Supplying

and Prepayment Agreement

between

M. Setek Co., Ltd.

and

JingAo Solar Co., Ltd.

June 5, 2007

The Agreement on Long-Term Supply of Monocrystal Silicon Wafers and Prepayment (hereinafter referred to as the “Agreement”) is hereby made and entered into by and between M.SETEK Co., Ltd. (hereinafter referred to as “Seller”) and JingAo Solar Co., Ltd. (hereinafter referred to as “Buyer”). It is agreed that the Agreement shall replace the agreement made by and between the parties hereto as of December 9, 2006, and shall become effective immediately after the Agreement is signed by both Parties.

Subject to the terms and conditions of this Agreement, Buyer agrees to purchase, and Seller agrees to supply, the products as described below (hereinafter referred to as “Product(s)”).

1.	Product: monocrystal silicon wafers for solar cells. Product size: 125X125 (Parameter specification is attached hereto). Product specifications may be adjusted accordingly after negotiations between both Parties. Buyer guarantees that it will use Products for production purpose only and shall not use them for resale.

2.	Prepayment: Buyer agrees to pay Seller one hundred million US dollars (USD 100,000,000.00), as a prepayment for future deliveries under the long-term cooperation between both Parties from July 2007 to December 2011. Such prepayment shall be made in the following means: USD 30 million shall be paid no later than June 10, 2007, another USD 30 million shall be paid no later than the end of August, and the remaining USD 40 million shall be paid no later than the end of October, 2007.

3.	Price, Quantity, Delivery Schedule and Delivery Amount are as follows:

Price hereunder is a Price FOB Japan, and shall be $5 per wafer for wafers to be delivered from July 2007 to December 2007 and starting from 2008 shall be adjusted at least annually, or more frequently as the parties may determine, based on the then market condition. Prices shall be reasonably discounted on the basis of fair market price as the Buyer may pay to any other supplier for identical or similar products. The Seller understands and acknowledges that such pricing is requested by the Buyer on the basis of its long term and large quantity of demand and the prepayment arrangement by the Buyer to the Seller.

4.	Method of Payment: Upon each delivery, a refund of prepayment shall be made as one dollar per wafer. Buyer shall, one week before dispatch of goods, make the remaining payment for the delivery, and any delay in payment will result in delay in delivery.

5.	Term: This Agreement shall become effective immediately and continue to be effective until December 2011. This Agreement shall not be terminated early except as provided below.

6.	Default: During the term of this Agreement, Seller shall deliver the ordered goods on schedule, and any delay in delivery shall be notified to the Buyer three weeks in advance.

7.	Termination: This Agreement may be terminated early under the following conditions:

(A) In case of termination by Buyer: Buyer may terminate this Agreement before the expiry hereof, if:

(1)	the quantity of Products provided by Seller fails to satisfy the Buyer’s order quantity; or

(2)	the quality of Products provided by Seller fails to meet the quality standards agreed upon by both Parties;

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English Translation for Reference Purpose Only

(3)	Buyer is required to notify Seller in writing of the failure above; and

(4)	Seller fails to remedy the failure within sixty days after receipt of the written notice of the failure.

(B) In case of termination by Seller: Seller may terminate this Agreement, if Buyer fails to make payment and fails to remedy the failure within sixty days after receipt of written notice of the failure.

(C) If for any reason this Agreement is terminated, the Seller shall within 2 months refund to the buyer the portion of the prepayment for which the Products have not been delivered.

8.	The Parties will, according to the expansion of production by Seller and each Party’s satisfaction over cooperation, sign a separate contract for supply of silicon wafers and prepayment for a second term during the term of this Agreement or six months before the expiry of this Agreement.

9.	Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the People’s Republic of China without reference to the choice of law principles thereof.

10.	Dispute Resolution. All disputes arising from or in connection with the performance of this Agreement shall be resolved by the Parties through amicable consultation; if such consultation fails to resolve the dispute, either Party may submit such dispute to China International Economic and Trade Arbitration Commission (the “Arbitration Agency”) to be arbitrated under the arbitration rules then in effect of the Arbitration Agency. The arbitration shall take place in Beijing, China. The arbitration shall be conducted in Chinese. Unless otherwise agreed by the Parties in advance, the arbitration tribunal shall consist of three arbitrators. The Parties shall respectively appoint one arbitrator from the register of arbitrators then in effect of the Arbitration Agency. The third arbitrator and chairman of the arbitral tribunal shall be appointed by the two arbitrators respectively appointed by each Party. If either Party fails to appoint one arbitrator or the Parties fail to jointly appoint the third arbitrator within specified period (such failure includes refusal to accept such appointment by any appointed arbitrator), any such arbitrator shall be appointed by the Arbitration Agency in accordance with its rule. Any arbitral award made pursuant to this Section 10 shall be final and binding upon the Parties.

Buyer:		Seller:

JingAo Solar Co., Ltd.		M. Setek Co., Ltd.

By:	/s/ Yang Huaijin	By:	/s/ Ritsuo Matsumiya

Date:	June 5, 2007	Date:	June 5, 2007

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English Translation for Reference Purpose Only

Schedule

Wafer Supplying plan from M.SETEK to Jing Ao Solar Co. Ltd

Supplying Time table	Monthly supply (pcs)	Months	Price/wafer (US$)	Total Value (US$)
2007.07-2007.10	300,000	4	5	6,000,000.00
2007.11-2007.12	700,000	2	5	7,000,000.00
2008.01-2008.06	1,200,000	6	TBD
2008.07-2009.06	3,000,000	12	TBD
2009.07-2010.06	5,000,000	12	TBD
2010.07-2011.06	5,000,000	12	TBD
2011.07-2011.12	5,000,000	6	TBD

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English Translation for Reference Purpose Only

Specs:	Thickness:	220um, ±25um
	Size	125X125cm, ±0.4mm
	Diameter	165mm, ±0.3mm
	Resistivity	0.5-3ohm.cm
	Oi	<8.5x10E17
	Cs	<5x10E16
	Life time	>5us
	TTV	<50um
	Surface	clean

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